UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2010
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report):
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this report, including information in the exhibits submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae (formally known as the Federal National Mortgage Association), except to the extent, if any, expressly incorporated by specific reference in that document.

Item 2.02	Results of Operations and Financial Condition.
     On May 10, 2010, Fannie Mae filed its quarterly report on Form 10-Q for the quarter ended March 31, 2010 (“Q1 2010 Form 10-Q”), and issued a news release reporting its financial results for the periods covered by the Q1 2010 Form 10-Q. The news release, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
     On May 10, 2010, Fannie Mae also made available to investors an Overview and FAQ of the Impact of New Accounting Standards on Fannie Mae’s 2010 First Quarter Form 10-Q that contains summarized information, including financial results, from its Q1 2010 Form 10-Q. The Overview has been filed as Exhibit 99.1 to the Q1 2010 Form 10-Q and also is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     On May 10, 2010, Fannie Mae posted to its Web site a 2010 First Quarter Credit Supplement presentation consisting primarily of information about Fannie Mae’s mortgage credit book of business. The presentation, a copy of which is furnished as Exhibit 99.3 to this report, is incorporated herein by reference. Fannie Mae’s Web site address is www.fanniemae.com. Information appearing on the company’s Web site is not incorporated into this report.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ David C. Hisey
David C. Hisey
Executive Vice President and Deputy Chief Financial Officer
Date: May 10, 2010

EXHIBIT INDEX
The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit
99.1	News release, dated May 10, 2010
99.2	Impact of New Accounting Standards on Fannie Mae’s 2010 First Quarter Form 10-Q: Overview and FAQ
99.3	2010 First Quarter Credit Supplement presentation, dated May 10, 2010